UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2012

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO		63141
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2012, Mr. Steven A. Wise resigned from the Board of Directors (the “Board”) of Huttig Building Products, Inc. (the “Company”), effective immediately. Mr. Wise was one of the designees on the Company’s Board of The Rugby Group Limited (“Rugby”). As described in Item 8.01 below, the Company recently repurchased shares of Company common stock owned by Rugby.

Item 8.01 Other Events.

On December 18, 2012, the Company completed a repurchase of 1,000,000 shares of its common stock, $.01 par value per share, in a private transaction with Rugby for an aggregate purchase price of $1,100,000. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is attached hereto and filed herewith.

Exhibit No.	Description

99.1	Press release dated December 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: December 20, 2012	/s/ Philip W. Keipp
	Name:	Philip W. Keipp
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 20, 2012.